UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

Christopher Weil & Company Global Dividend Fund
Ticker CWGDX

For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
May 31, 2012

Table of Contents

CHRISTOPHER WEIL & COMPANY FUNDS

Letters to Shareholders	2
Sector Allocation	6
Performance Information	6
Schedules of Investments	8
Statements of Assets and Liabilities	14
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

NOTES TO FINANCIAL STATEMENTS	17

DISCLOSURE OF EXPENSES	24

ADDITIONAL INFORMATION	26

2012 Semi-Annual Report 1

Christopher Weil & Company Core Investment Fund
Market and Investment Commentary for the first half of 2012.

Economic Slowdown
Some U.S. economic indicators (the employment report and the Institute for Supply Management Purchasing Managers Index) lost positive momentum at the beginning of the second quarter. The Fed declined to engage in further easing despite missing inflation targets but suggested further quantitative easing could occur if there is more weakness. The 'fiscal cliff' continues to be a great source of uncertainty, and electoral politics are a major wild card that could have a strong impact on markets. Generally, however, stock valuations are relatively low in comparison to earnings and companies have strong balance sheets.

European Crisis
The European Union (EU) continues to make Hollywood-like sequels out of its mismanaged economies. U.S. markets have swung between euphoria and despondency, sometimes on the same day, over European statements and actions. It is anyone's guess how they will solve this problem. The fact is that no prognosticator can offer an easy and realistic solution to the crisis. We believe there are solutions, but none are fast or painless. Our favorite view on how Europe will fix itself comes from Ray Dalio, one of the best hedge fund managers around. If you are interested in his opinion, just do a Google search on 'ray dalio post-revolutionary america'. Any solution in Europe will present a long term drag on the world wide economy. And though there appears to be no shorter term resolution in sight, politicians are finally beginning to take the problem very seriously.

China
China is trying to manage a real estate bubble while maintaining economic growth in the range of 7%. It is also trying to deal with a huge and unregulated shadow lending system. We are wondering how China is going to do this with a relatively non-transparent financial system. You might think this a stretch, but consider the fact that Li Keqiang, who might be China's next Premier, thinks Chinese statistics are "man-made" and therefore unreliable. Instead, he relies on electricity consumption, rail cargo volumes, and disbursement of bank loans to evaluate economic growth. The good news about the Chinese slowdown is that it is depressing commodity prices, generally a benefit for U.S. consumers and manufacturers, as well as for the U.S. balance of trade.

Oil
Oil prices have weakened considerably helping to reduce gasoline prices at the pump. However, gasoline is still priced higher than two years ago and continues to strain the broader economy. Iran oil sanctions are having little effect on the markets other than making it hard for Iran to sell its oil. The tensions in the Persian Gulf have died down, but could restart at any time.

Investment Summary
In spite of the worldwide economic worries, strength in earnings in well run companies has been remarkable. So, despite these many problems, we continue to believe that well managed companies will continue to lead their industries, take market share, and grow earnings. Investors in well run companies should continue to profit over the longer term. We seek to buy companies that we expect will deliver outsized positive returns over the long term. We employ some hedging which we hope will minimize volatility without compromising long-term-gain opportunities.

Portfolio
As noted, we are applying some protective hedges. These will not eliminate risk but should help to mitigate losses. As long as valuations do not get too high, we believe less volatile stocks (utilities, consumer staples, telecoms, and health care) will weather hard times. Their dividends are often higher than the 10 year treasury yield and thus remain an attractive alternative for yield seekers. Also, many technology stocks, though vulnerable to downturns, trade at low valuations relative to earnings and have, we believe, good upside potential.

At May 31, we owned consumer discretionary companies that have shown continued growth and have brands that continue to attract customers. As this sector is often vulnerable to downturns, we apply a greater degree of hedging here. We have seen strength in lower end domestic retailers and certain higher end brands that appeal to a growing emerging market middle class.

2012 Semi-Annual Report 2

Though not one of our largest allocations, ownership of energy stocks can be important should oil shocks reoccur, and we have chosen the companies we believe are best positioned to exploit new areas of production and least likely to face disruption.

We maintained a small allocation to banks. This sector has a weak risk to reward ratio in the current political and regulatory environment. We believe that banks focused on traditional mortgage lending are well positioned to take advantage of large scale refinancing and a bottoming of the housing market, but we have avoided financial institutions associated with the global derivatives markets. We think the risk here is too big.

Our allocation to industrials remained modest as this sector is highly vulnerable to downturns. We believe that railroads and companies supporting agriculture still remain strong holds. In all likelihood, we will wait for signs of a strengthening economy to increase our industrial allocation.

Our allocation to materials consisted of stocks in companies which provide specific support to particular industries. We have chosen to avoid exposure to mining and metals companies as lower Chinese construction demand has hurt these stocks badly. As with industrials, we will likely wait for signs of strengthening before increasing our allocation to this sector.

In this report we have highlighted some obvious macro issues which compromise the backdrop or context within which investment decisions are made. But we want to stress that our investment decisions continue to be made on 'micro' or company specific criteria.

Christopher Weil, Chairman & John Wells, President/CEO
Christopher Weil & Company, Inc., Investment Advisor

2012 Semi-Annual Report 3

Christopher Weil & Company Global Dividend Fund
Market and Investment Commentary for the first half of 2012.

The Market
The bull came charging out of the gates the first three months of 2012. It seems as though global market participants believed the worst was over. Risk-on trades were back in fad and value oriented stocks under-performed massively. While it is always hard to discern why investor sentiment improved so dramatically so quickly, especially after the market downturn of 2011, we think the seductive combination of loose global monetary policies and relatively strong job numbers in the U.S. early in the year had something to do with it.

During the quarter, the S&P 500 climbed 12%, recording its best first quarter rally since 1998. The Dow Jones Industrial Average (DJIA) maintained its impressive momentum, up roughly 8%. This, however, pales in comparison to the NASDAQ which clocked in at 18.7% for the first three months of 2012. The financial and info tech stocks were big winners, up approximately 21%. Utilities stocks, the typically forgotten sector when excitement floods back into the market, were the laggards, down about 2% for the quarter.

While not as hot as the US, the rest of the world had a positive start for 2012 as well. The MSCI EAFE, the international benchmark, gained about 10% for the quarter. Germany powered forward with a gain of close to 18% while Spain detracted with a negative 6.5% performance. Sentiments were particularly positive in Asia. Japan and Hong Kong rocketed up 19% and 11%, respectively. After a miserable 2011, the MSCI Emerging Market Index strengthened by approximately 13.5% during the quarter.

However, all this enthusiasm quickly dissipated in April and May, when investors were reminded that the European economic Gordian knot continues to befuddle and stymie European policy makers. Over the two months, the German market was down almost 10%, while the Spanish market plunged 24%. Japan and Hong Kong nearly gave up all their gains for the year, while the MSCI Emerging Market lost all plus more and entered negative territory. The U.S. market fared a bit better. The S&P 500 gave up approximately 7%, while DJIA was down about 6%.

The Fund
Soledad Investment Management, the sub-advisor to the mutual fund, utilizes a long term oriented buy-and-hold value philosophy in picking stocks for the mutual fund. We are a bottom-up manager, looking first at the fundamentals of a company. As such, we are typically suspicious of headlines. During times of panic, we generally believe companies are much healthier than the newspaper headlines would seem to indicate. So while we are not as negative as current market consensus, we were also not as exuberant as market consensus at the beginning of the year.

Though general investor sentiment is completely outside of our control, selecting companies with reasonable income generation capability is absolutely within our focus. Given the current low bond yield environment, combined with the retiring Boomer generation (2012 marks the first wave of Boomer retirement), we strongly believe global dividends will play a key role in investor's portfolios going forward. Investing outside of the U.S. allows investors to access a large universe of stocks. Additionally, the IMF projected global GDP growth to 2016 will primarily come from outside of the U.S. Investing in dividend paying stocks has many benefits. Not only do dividends provide income, dividend paying stocks have the potential to retain their value better than other stocks during downturns as investors flock to them to seek attractive yield. In fact, for the last 80 years dividends accounted for roughly 45% of the S&P 500's total return. Lastly, dividend paying stocks can be attractive during low yield environments such as today, especially as the baby boomers start retiring.

At May 31, the Christopher Weil & Company Global Dividend Fund had a sizable allocation to pharmaceuticals, consisting of both U.S. and European companies. While patent issues are a clear concern, we believe the free cash flow and strong R&D pipelines should provide resilience in this market environment. Similarly, the fund had a large allocation to telecoms. We find the strong free cash flow and high dividend yields of our telecom holdings attractive. Both conservative sectors served the fund well, acting as natural stabilizers during the sharp correction in April and May. As the market corrected, investors moved into pharmaceuticals and telecom stocks as the dividend yield became increasingly attractive. This move by investors prevented many of the pharmaceutical and telecom stocks from falling as much as the market.

2012 Semi-Annual Report 4

Outlook
We believe the global economic environment will continue to be mired in ambiguity and volatility as policy makers struggle to move the global recovery forward. Patient long-term investors should be able to take advantage of the volatility to find compelling investments. In the U.S., the upcoming election and debt ceiling debate will create an overhang in the short term. Europe will lurch forward and fall back in a staggering dance to eventual conclusion. China's growth will slow down, though it remains one of the fastest growing economies in the world. As the macro economic conditions seek direction, we will continue to keep our focus on finding undervalued companies with strong fundamentals and above market dividend yield, while cognizant of the macro uncertainties.

Louie Nguyen, Managing Member/Chief Investment Officer
Soldedad Investment Management, Sub-Advisor

Christopher Weil & Company Global Dividend Fund
              Country Diversification as of May 31, 2012
                                   (UNAUDITED)

2012 Semi-Annual Report 5

Christopher Weil & Company Core Investment Fund

                           CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
                                                          Sector Allocation (Unaudited)
                                                             (As a Percentage of Net Assets)

                                              *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION (Unaudited)

Total Returns for the Period Ended May 31, 2012.

May 31, 2012 NAV $10.62

Since
Inception(A)
Christopher Weil & Company Core Investment Fund	6.20%
S&P 500® Index (B)	6.39%

Annual Fund Operating Expense Ratio (from Prospectus dated 12/21/11): 1.52%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2012 Semi-Annual Report 6

Christopher Weil & Company Global Dividend Fund

                   CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND
                                                 Sector Allocation (Unaudited)
                                                    (As a Percentage of Net Assets)

                                     *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION (Unaudited)

Total Returns for the Period Ended May 31, 2012.

May 31, 2012 NAV $9.95

Since
Inception(A)
Christopher Weil & Company Global Dividend Fund	-0.50%
MSCI ACWI Index (B)	2.12%

Annual Fund Operating Expense Ratio (from Prospectus dated 12/21/11): 1.76%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Global Dividend Fund was December 21, 2011.

(B) The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2012 Semi-Annual Report 7

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		May 31, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

CONSUMER DISCRETIONARY
General Building Contractors - Residential Buildings
18,664	Lennar Corporation	$509,341
Leather & Leather Products
3,617	Coach, Inc.	243,967
Men's & Boys' Furnishings, Work Clothing, & Allied Garments
2,585	Ralph Lauren Corporation +	384,648
Retail - Building Materials, Hardware, Garden Supply
2,945	Tractor Supply Company	269,026
Retail - Eating & Drinking Places
8,231	Starbucks Corporation	451,800
Retail - Eating Places
2,790	Panera Bread Company *	409,991
4,351	Yum! Brands, Inc.	306,136
		716,127
Retail - Family Clothing Stores
7,063	Ross Stores, Inc.	446,593
8,762	The TJX Companies, Inc.	372,035
		818,628
Retail - Miscellaneous Shopping Goods Stores
9,263	HSN, Inc.	360,331
Retail - Variety Stores
3,681	Dollar Tree, Inc. *	379,805
Rubber & Plastics Footwear
2,518	NIKE, Inc. Class B	272,397
Television Broadcasting Stations
7,550	CBS Corporation	240,996
Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
5,331	LKQ Corporation *	194,262
Total for Consumer Discretionary		4,841,328	21.02%
CONSUMER STAPLES
Beverages
5,500	Brown-Forman Corporation Class B *	479,490
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
4,953	The J.M. Smucker Company	379,202
Miscellaneous Chemical Products
6,528	WD-40 Company	305,380
Perfumes, Cosmetics & Other Toilet Preparations
4,461	Colgate-Palmolive Company	438,516
Retail - Variety Stores
3,500	Costco Wholesale Corporation *	302,365
7,357	Wal-Mart Stores, Inc.	484,238
		786,603
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
5,293	The Procter & Gamble Company	329,701
Total for Consumer Staples		2,718,892	11.81%

* Non-Income Producing Securities.
+ Portion or all of Security is pledged as collateral for call options written. See Notes 2 and 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of these
financial statements.

2012 Semi-Annual Report 8

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		May 31, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

ENERGY
Crude Petroleum & Natural Gas
12,000	Denbury Resources Inc. *	$181,440
3,851	Noble Energy, Inc.	325,255
3,600	Occidental Petroleum Corporation	285,372
		792,067
Petroleum Refining
7,430	ConocoPhillips	387,549
3,965	Chevron Corporation	389,799
3,715	Phillips 66	111,561
		888,909
Total for Energy		1,680,976	7.30%
FINANCIALS
National Commercial Banks
6,500	The PNC Financial Services Group, Inc.	399,230
14,896	U.S. Bancorp	463,415
12,855	Wells Fargo & Company	412,003
		1,274,648
Total for Financials		1,274,648	5.54%
HEALTH CARE
Orthopedic, Prosthetic & Surgical Appliances & Supplies
844	Intuitive Surgical, Inc. *	441,496
Pharmaceutical Preparations
7,465	Abbott Laboratories	461,262
19,573	Bristol-Myers Squibb Company	652,564
12,300	Hospira, Inc.	384,498
3,370	Novo Nordisk A/S **	450,872
670	Perrigo Company	69,606
		2,018,802
Total for Health Care		2,460,298	10.68%
INDUSTRIALS
Aircraft & Parts
5,470	Triumph Group, Inc.	327,325
Farm Machinery & Equipment
6,635	Deere & Company	490,127
Railroads, Line-Haul Operating
6,272	Kansas City Southern *	413,827
3,721	Union Pacific Corporation	414,519
		828,346
Total for Industrials		1,645,798	7.15%
INFORMATION TECHNOLOGY
Computer & Office Equipment
3,293	International Business Machines Corporation	635,220
Computer Storage Devices
13,583	EMC Corporation *	323,955
Electronic Computers
1,258	Apple Inc. *	726,784
Radio & TV Broadcasting & Communications Equipment
12,291	QUALCOMM Incorporated	704,397
Retail - Retail Stores, NEC
1,400	IAC/InterActiveCorp *	62,888

* Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 9

Christopher Weil & Company Core Investment Fund

			Schedule of Investments
			May 31, 2012 (Unaudited)
Shares/Principal Amount			Fair Value	% of Net Assets
COMMON STOCKS
INFORMATION TECHNOLOGY, CONTINUED
Services - Business Services, NEC
8,895	FleetCor Technologies, Inc. *		$337,120
1,100	MasterCard Incorporated		447,161
			784,281
Services - Computer Programming, Data Processing, Etc.
944	Google Inc. *		548,332
Services - Prepackaged Software
9,155	Intuit Inc.		514,786
Total for Information Technology			4,300,643	18.68%
MATERIALS
Industrial Inorganic Chemicals
3,707	Praxair, Inc.		393,832
Paints, Varnishes, Lacquers, Enamels & Allied Products
2,500	PPG Industries, Inc.		258,600
Retail - Building Materials, Hardware, Garden Supply
3,615	The Sherwin-Williams Company		468,649
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
3,758	Ecolab Inc.		237,543
Total for Materials			1,358,624	5.90%
TELECOMMUNICATION SERVICES
Telephone Communications (No Radiotelephone)
17,191	BCE Inc. (Canada)		685,749
5,640	China Mobile Limited **		286,117
			971,866
Total for Telecommunication Services			971,866	4.22%
UTILITIES
Electric & Other Services Combined
12,480	Wisconsin Energy Corporation		472,243
Electric Services
11,410	The Southern Company		523,833
Total for Utilities			996,076	4.32%
Total for Common Stock (Cost $21,503,124)			$22,249,149	96.62%
PURCHASED PUT OPTIONS		Shares Subject
Expiration Date/Exercise Price		to Put
CBS Corporation *		3,800	$11,210
January 2013 Puts @ 30.00
Dollar Tree, Inc. *		1,800	11,340
January 2013 Puts @ 97.50
Financial Select Sector SPDR *		16,000	22,240
January 2013 Puts @ 14.00
International Business Machines Corporation *		1,600	24,880
January 2013 Puts @ 195.00
Lennar Corporation *		9,300	40,920
January 2013 Puts @ 27.50
NIKE, Inc. *		1,200	10,140
January 2013 Puts @ 150.00
PPG Industries, Inc. *		1,300	10,530
January 2013 Puts @ 100.00
Ross Stores Inc. *		3,500	15,400
January 2013 Puts @ 60.00

* Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 10

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		May 31, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
PURCHASED PUT OPTIONS	Shares Subject
Expiration Date/Exercise Price	to Put
The Sherwin-Williams Company *	1,800	$10,800
January 2013 Puts @ 115.00
The TJX Companies, Inc. *	4,300	12,040
January 2013 Puts @ 40.00
Yum! Brands, Inc. *	2,100	13,230
January 2013 Puts @ 70.00
Total for Put Options (Premiums Paid - $181,944)		182,730	0.79%
MONEY MARKET FUNDS
589,341 Invesco Short Term Investments Treasury Class I 0.02%***		589,341	2.56%
(Cost $589,341)
Total Investment Securities		23,021,220	99.97%
(Cost $22,274,409)
Other Assets In Excess of Liabilities		5,819	0.03%
Net Assets		$23,027,039	100.00%

Christopher Weil & Company Core Investment Fund

	Schedule of Written Options
	May 31, 2012 (Unaudited)
Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Fair Value
Ralph Lauren Corporation *	2,500	$125
June 2012 Calls @ 185.00
Total for Written Options (Premiums Received - $4,950)		$125

* Non-Income Producing Securities. *** Variable Rate Security; the rate shown was the 7-day yield at May 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 11

Christopher Weil & Company Global Dividend Fund

		Schedule of Investments
		May 31, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

CONSUMER DISCRETIONARY
Games, Toys & Children's Vehicles (No Dolls & Bicycles)
21,730	Hasbro, Inc.	$769,677
Total for Consumer Discretionary		769,677	3.63%
CONSUMER STAPLES
Beverages
4,326	Diageo plc **	412,441
9,420	PepsiCo, Inc.	639,147
		1,051,588
Cigarettes
12,895	Altria Group, Inc.	415,090
Converted Paper & Paperboard Products (No Containers/Boxes)
7,256	Kimberly-Clark Corporation.	575,764
Food And Kindred Products
16,210	Kraft Foods Inc.	620,357
25,782	Unilever plc **	814,196
		1,434,553
Malt Beverages
14,350	Molson Coors Brewing Company	551,758
Total for Consumer Staples		4,028,753	18.98%
ENERGY
Crude Petroleum & Natural Gas
16,351	TOTAL S.A. **	704,238
Petroleum Refining
3,562	Chevron Corporation	350,180
Total for Energy		1,054,418	4.97%
FINANCIALS
Savings Institution, Federally Chartered
19,492	HSBC Holdings plc **	769,934
Total for Financials		769,934	3.63%
HEALTH CARE
Pharmaceutical Preparations
13,605	AstraZeneca plc **	549,778
12,653	Bristol-Myers Squibb Company	421,851
12,092	GlaxoSmithKline plc **	533,378
16,243	Merck & Co., Inc.	610,412
28,533	Pfizer Inc.	624,017
16,309	Sanofi S.A. **	554,995
		3,294,431
Total for Health Care		3,294,431	15.52%
INDUSTRIALS
Converted Paper & Paperboard Products (No Containers/Boxes)
23,831	Avery Dennison Corporation	693,720
Electronic & Other Electrical Equipment (No Computer Equip)
43,867	General Electric Company	837,421
38,624	Koninklijke Philips Electronics N.V. **	687,507
		1,524,928
Total for Industrials		2,218,648	10.45%
INFORMATION TECHNOLOGY
Semiconductors & Related Devices
23,141	Intel Corporation	597,963
Total for Information Technology		597,963	2.82%

**ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 12

Christopher Weil & Company Global Dividend Fund

		Schedule of Investments
		May 31, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
MATERIALS
Cement, Hydraulic
35,804	CRH plc **	$612,964
Chemicals - Diversified
8,693	BASF Aktiengesellschaft **	607,189
12,266	E.I. du Pont de Nemours and Company	591,957
		1,199,146
Total for Materials		1,812,110	8.54%
TELECOMMUNICATION SERVICES
Radiotelephone Communications
22,898	Vodafone Group plc **	613,437
Telephone Communications (No Radiotelephone)
12,932	AT&T Inc.	441,886
7,689	BCE Inc. (Canada)	306,714
18,336	BT Group plc **	584,002
42,568	France Telecom S.A. **	537,634
57,438	Telefonica S.A. **	635,839
10,177	Verizon Communications Inc.	423,770
		2,929,845
Total for Telecommunication Services		3,543,282	16.70%
UTILITIES
Electric Services
24,139	Huaneng Power International, Inc. **	604,923
26,539	PPL Corporation	726,373
		1,331,296
Total for Utilities		1,331,296	6.27%
Total for Common Stock (Cost $20,217,523)		$19,420,512	91.51%
MONEY MARKET FUNDS
1,714,879	Invesco Short Term Investments Treasury Class I 0.02%***	1,714,879	8.08%
	(Cost $1,714,879)
Total Investment Securities		21,135,391	99.59%
	(Cost $21,932,402)
Other Assets In Excess of Liabilities		86,591	0.41%
Net Assets		$21,221,982	100.00%

**ADR - American Depository Receipt. *** Variable Rate Security; the rate shown was the 7-day yield at May 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 13

Christopher Weil & Company Funds

Statements of Assets and Liabilities (Unaudited)	Core Investment	Global Dividend
May 31, 2012	Fund	Fund

Assets:
Investment Securities at Fair Value*	$23,021,220	$21,135,391
Cash	-	29,061
Dividends Receivable	46,621	89,449
Interest Receivable	11	29
Total Assets	23,067,852	21,253,930
Liabilities:
Covered Call Options Written at Fair Value **	125	-
Payable for Securities Purchased	11,336	-
Payable Advisor Fees	19,568	22,820
Payable Services Fees	9,784	9,128
Total Liabilities	40,813	31,948
Net Assets	$23,027,039	$21,221,982
Net Assets Consist of:
Paid In Capital	$22,321,168	$21,891,333
Accumulated Undistributed Net Investment Income	24,055	196,284
Accumulated Realized Gain (Loss) on Investments - Net	(69,820)	(68,624)
Unrealized Appreciation (Depreciation) in Value of Investments
and Options - Net	751,636	(797,011)
Net Assets	$23,027,039	$21,221,982

Net Asset Value and Offering Price (Note 2)	$10.62	$9.95

* Investments at Identified Cost	$22,274,409	$21,932,402

** Premiums Received	$4,950	$-

Shares Outstanding (Unlimited number of shares	2,167,374	2,132,970
authorized without par value)

Statements of Operations (Unaudited)
For the period December 21, 2011(a) through May 31, 2012

Investment Income:
Dividends ***	$145,282	$330,179
Interest	122	163
Total Investment Income	145,404	330,342
Expenses:
Investment Advisor Fees	80,899	95,756
Services Fees	40,450	38,302
Total Expenses	121,349	134,058

Net Investment Income	24,055	196,284

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(81,461)	(68,624)
Net Realized Gain (Loss) on Options Purchased	6,075	-
Net Realized Gain (Loss) on Options Written	5,566	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	746,025	(797,011)
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	786	-
Net Change in Unrealized Appreciation (Depreciation) on Options Written	4,825	-
Net Realized and Unrealized Gain (Loss) on Investments	681,816	(865,635)

Net Increase (Decrease) in Net Assets from Operations	$705,871	$(669,351)

*** Net of Foreign Withholding Taxes and ADR Fees	$3,578	$28,605

(a) Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 14

Christopher Weil & Company Funds

Statements of Changes in Net Assets	Core Investment Fund	Global Dividend Fund
	(Unaudited)	(Unaudited)
	12/21/2011*	12/21/2011*
	to	to
	5/31/2012	5/31/2012
From Operations:
Net Investment Income (Loss)	$24,055	$196,284
Net Realized Gain (Loss)	(69,820)	(68,624)
Change in Net Unrealized Appreciation (Depreciation)	751,636	(797,011)
Increase (Decrease) in Net Assets from Operations	705,871	(669,351)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Total Distributions to Shareholders	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	22,494,703	22,075,383
Proceeds from Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(173,535)	(184,050)
Net Increase (Decrease) from Shareholder Activity	22,321,168	21,891,333
Net Increase (Decrease) in Net Assets	23,027,039	21,221,982

Net Assets at Beginning of Period	-	-

Net Assets at End of Period	$23,027,039	$21,221,982

Accumulated Undistributed Net Investment Income	$24,055	$196,284

Share Transactions:
Issued	2,183,328	2,150,797
Reinvested	-	-
Redeemed	(15,954)	(17,827)
Net Increase (Decrease) in Shares	2,167,374	2,132,970
Shares Outstanding Beginning of Period	-	-
Shares Outstanding End of Period	2,167,374	2,132,970

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 15

Christopher Weil & Company Core Investment Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/21/2011*
	to
	5/31/2012
Net Asset Value - Beginning of Period	$10.00
Net Investment Income (Loss) (a)	0.01
Net Gains (Loss) on Securities (Realized and Unrealized)	0.61
Total from Investment Operations	0.62
Distributions (From Net Investment Income)	-
Distributions (From Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value - End of Period	$10.62
Total Return (b)	6.20%	***

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$23,027
Ratio of Expenses to Average Net Assets	1.50%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30%	**
Portfolio Turnover Rate	10.97%	***

Christopher Weil & Company Global Dividend Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/21/2011*
	to
	5/31/2012
Net Asset Value - Beginning of Period	$10.00
Net Investment Income (Loss) (a)	0.12
Net Gains (Loss) on Securities (Realized and Unrealized)	(0.17	) (c)
Total from Investment Operations	(0.05)
Distributions (From Net Investment Income)	-
Distributions (From Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-

Net Asset Value - End of Period	$9.95
Total Return (b)	(0.50)%	***

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$21,222
Ratio of Expenses to Average Net Assets	1.75%	**
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.56%	**
Portfolio Turnover Rate	3.71%	***

* Commencement of Operations.
** Annualized.
*** Not Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 16

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND
May 31, 2012
(Unaudited)

1.) ORGANIZATION:
Christopher Weil & Company Core Investment Fund (“Core Investment”) and Christopher Weil & Company Global Dividend Fund (“Global Dividend”) (collectively, the “Funds” or the “CWC Funds”) were each organized as a diversified series of the PFS Funds (the “Trust”) on December 16, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2012, there were nine series authorized by the Trust. The advisor to Core Investment and Global Dividend is Christopher Weil & Company, Inc. (the “Advisor” or “CWC”). The Funds commenced operations on December 21, 2011. The Funds’ investment objective is to seek long-term capital appreciation. Significant accounting policies of the Funds are presented in Note 2 below.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of each Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the period December 21, 2011 through May 31, 2012, proceeds from redemption fees were $0 and $0 for Core Investment and Global Dividend, respectively.

SHORT SALES: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional information.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the

2012 Semi-Annual Report 17

Notes to Financial Statements (Unaudited) - continued

Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period December 21, 2011 through May 31, 2012, the Funds did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

ORGANIZATIONAL & OFFERING EXPENSES: All costs incurred by the Funds in connection with the organization, offering and initial registration of the Funds, principally professional fees, were paid on behalf of the Funds by the Advisor and will not be borne by the Funds.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: Each Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the

2012 Semi-Annual Report 18

Notes to Financial Statements (Unaudited) - continued

security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 or level 3 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of May 31, 2012:

2012 Semi-Annual Report 19

Notes to Financial Statements (Unaudited) - continued

Core Investment:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$22,249,149	$ 0	$0	$ 22,249,149
Options Purchased	0	182,730	0	182,730
Money Market Funds	589,341	0	0	589,341
Total	$22,838,490	$ 182,730	$0	$ 23,021,220

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$0	$125	$0	$125
Total	$0	$125	$0	$125

Global Dividend:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$19,420,512	$0	$0	$19,420,512
Money Market Funds	1,714,879	0	0	1,714,879
Total	$21,135,391	$0	$0	$21,135,391

Refer to each Fund’s Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the period December 21, 2011 through May 31, 2012. There were no transfers into or out of the levels during the period December 21, 2011 through May 31, 2012. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. For its services the Advisor receives an investment management fee equal to 1.00% of the average daily net assets of Core Investment and an investment management fee equal to 1.25% of the average daily net assets of Global Dividend. Soledad Investment Management, LLC (the "Sub-Advisor") serves as the sub-advisor of Global Dividend and is paid by the Advisor, not the Fund. Core Investment does not have a Sub-Advisor. For the period December 21, 2011 through May 31, 2012, the Advisor earned management fees of $80,899 and $95,756 for Core Investment and Global Dividend, respectively. At May 31, 2012 Core Investment and Global Dividend owed the Advisor management fees of $19,568 and $22,820, respectively.

Additionally, the Funds each have a Services Agreement with the Advisor (the “Services Agreements”). Under the Services Agreements the Advisor receives an additional fee of 0.50% per Fund and is obligated to pay the operating expenses of the Funds excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. For the period December 21, 2011 through May 31, 2012, the Advisor earned services fees of $40,450 and $38,302 for Core Investment and Global Dividend, respectively. At May 31, 2012 the Funds owed the Advisor service fees of $9,784 and $9,128 for Core Investment and Global Dividend, respectively.

5.) RELATED PARTY TRANSACTIONS
A control person of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Funds. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Funds by the Advisor. Mr. Ross C. Provence is the father of Mr. Jeffrey R. Provence.

The Trustees who are not interested persons of the Fund were paid a total of $750 in Trustees’ fees per Fund for the period December 21, 2011 through May 31, 2012 by the Advisor.

6.) DERIVATIVES
Core Investment invested in derivatives during the period December 21, 2011 through May 31, 2012. Global Dividend did not invest in derivatives during the period December 21, 2011 through May 31, 2012. The following information summarizes Core Investment Fund’s (defined as the “Fund” for Note 6) use of derivatives:

Transactions in written call options during the period December 21, 2011 through May 31, 2012 were as follows:

2012 Semi-Annual Report 20

Notes to Financial Statements (Unaudited) - continued

	Number of	Premiums
	Contracts	Received
Options outstanding at December 21, 2011	0	$0
Options written	97	10,516
Options terminated in closing purchase transactions	0	0
Options expired	(72)	(5,566)
Options exercised	0	0
Options outstanding at May 31, 2012	25	$4,950

As of May 31, 2012, the fair value of long positions which served as collateral for call options written was $372,000.

Transactions in purchased put options during the period December 21, 2011 through May 31, 2012 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 21, 2011	0	$0
Options purchased	498	202,776
Options terminated in closing purchase transactions	(31)	(20,832)
Options expired	0	0
Options exercised	0	0
Options outstanding at May 31, 2012	467	$181,944

The locations on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Written Options at
Included In Investments in	$182,730	Fair Value	$125
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the period December 21, 2011 through May 31, 2012 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
Equity Contracts	Location	Gain/(Loss)	Location	Gain/(Loss)
Put Options	Net Realized		Change In Unrealized
Purchased	Gain on Options	$6,075	Appreciation (Depreciation)	$786
	Purchased		on Options Purchased

Call Options	Net Realized		Change In Unrealized
Written	Gain on Options	$5,566	Appreciation/(Depreciation)	$4,825
	Written		on Options Written

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exer-

2012 Semi-Annual Report 21

Notes to Financial Statements (Unaudited) - continued

cise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.) INVESTMENTS
For the period December 21, 2011 through May 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Core Investment	Global Dividend
Purchases	$23,181,300	$20,788,000
Sales	$1,596,715	$501,854

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at May 31, 2012 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Core Investment	Global Dividend
Cost of Investments	$22,274,409	$21,932,402
Premiums Received from
Written Options	$4,950	$-

Gross Unrealized Appreciation	$1,502,318	$373,443
Gross Unrealized Depreciation	($750,682)	($1,170,454)
Net Unrealized Appreciation
(Depreciation) on Investments	$751,636	($797,011)

8.) CAPITAL SHARES
At May 31, 2012, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at May 31, 2012:

	Core Investment	Global Dividend
Shares Issued
and Outstanding	2,167,374	2,132,970
Paid in Capital	$22,321,168	$21,891,333

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the period December 21, 2011 through May 31, 2012.

10.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2012, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.73% of the Core Investment Fund shares. National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.72% of Global Dividend Fund shares. The Trust does not know whether National Financial Services, LLC or any of the accounts having a

2012 Semi-Annual Report 22

Notes to Financial Statements (Unaudited) - continued

beneficial interest in accounts held of record by National Financial Services, Inc. (the "Underlying Accounts") hold beneficially 25% or more of the outstanding voting securities of the Funds. Accordingly, it is not known whether National Financial Services, Inc. or any of the Underlying Accounts could be deemed to control the Funds.

2012 Semi-Annual Report 23

DISCLOSURE OF EXPENSES
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee.

The Example is based on an investment of $1,000 invested in the Funds on December 21, 2011, and held through May 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

CORE INVESTMENT
			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 21, 2011
	December 21, 2011	May 31, 2012	to May 31, 2012

Actual	$1,000.00	$1,062.00	$6.89*

Hypothetical**	$1,000.00	$1,017.50	$7.57
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 163/366 (to reflect the period from December 21,
2011 through May 31, 2012).

** The hypothetical example is calculated assuming that the Fund has been in operation for the full six-month period from December 1, 2011 to May 31, 2012. As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2012 Semi-Annual Report 24

Disclosure of Expenses (Unaudited) - continued

GLOBAL DIVIDEND
			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 21, 2011
	December 21, 2011	May 31, 2012	to May 31, 2012

Actual	$1,000.00	$995.00	$7.77*

Hypothetical**	$1,000.00	$1,016.25	$8.82
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 163/366 (to reflect the period from December 21,
2011 through May 31, 2012).

** The hypothetical example is calculated assuming that the Fund has been in operation for the full six-month period from December 1, 2011 to May 31, 2012. As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2012 Semi-Annual Report 25

ADDITIONAL INFORMATION
May 31, 2012

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT
(Unaudited)

On December 16, 2011, the Board of Trustees (the “Board” or the “Trustees”) considered the approval of the Investment Advisory Agreement between the Trust and Christopher Weil & Company (“CWC”) with respect to each of the CWC Funds and the Sub-Advisory Agreement between Christopher Weil & Company Core Investment Fund (the “Core Investment Fund”) and the Christopher Weil & Company Global Dividend Fund (the “Global Dividend Fund”) (collectively, the “CWC Funds”) and Soledad Investment Management, LLC (“Soledad”) with respect to Global Dividend as well as the amendments to the various proposed service agreements between the Trust and the service providers. The Board discussed the arrangements between the Advisor and the Trust with respect to the CWC Funds. The Board reflected on its discussions with the managers of CWC and Soledad regarding the proposed Investment Advisory Agreement and Sub-Advisory Agreement (collectively, the "Advisory Agreements") and the manner in which the CWC Funds were to be managed. Legal Counsel referred the Board to the Meeting Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Advisory Agreements and Sub-Advisory Agreement, which included respective responses thereto, a copy of CWC's and Soledad's financial statements, a copy of CWC's and Soledad's Form ADV, and a fee comparison analysis of the CWC Funds and comparable mutual funds as of September 30, 2011. Legal Counsel reviewed with the Board the memorandum from Counsel and the proposed Advisory Agreements and outlined the various factors the Board should consider in deciding whether to approve the Advisory Agreements.

In deciding whether to approve the Advisory Agreements, the Trustees considered numerous factors, including:

(i) The nature, extent, and quality of the services to be provided by CWC and Soledad. In this regard, the Board considered the respective responsibilities of CWC and Soledad under the Advisory Agreements, noting that Soledad was acting as sub-advisor only to the Global Dividend. The Board reviewed the services to be provided by CWC to the respective CWC Funds (and with respect to the Global Dividend Fund, the services to be provided by Soledad) including, without limitation, the procedures for formulating investment recommendations and assuring compliance with each of the CWC Fund's investment objectives and limitations; the efforts of CWC during each of the CWC Fund's start-up phase, its coordination of services for the CWC Funds among the service providers, and the anticipated efforts of CWC to promote the CWC Funds and grow assets. The Board considered: CWC's and Soledad's staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies, and procedures. After reviewing the foregoing and further information from the Advisor and Soledad, the Board concluded that the quality, extent, and nature of the services to be provided by CWC and Soledad were satisfactory and adequate for the CWC Funds.

(ii) Investment Performance of the CWC Funds, CWC and Soledad. The Board noted that the CWC Funds had not commenced operations and thus did not have investment performance information to review. The Board reviewed the investment performance of the composite portfolio provided by CWC and Soledad and discussed performance return information for similar funds for the one year period ended September 30, 2011.

(iii) The costs of the services to be provided and profits to be realized by CWC and Soledad from the relationship with the CWC Funds. In this regard, the Board considered: the financial condition of CWC and Soledad and the level of commitment to the CWC Funds by CWC's principals; CWC's payment of startup costs for the CWC Funds; the projected asset levels of the CWC Funds; and the overall anticipated expenses of the CWC Funds, including the expected nature and frequency of advisory and sub-advisory fee payments. The Board also considered potential benefits for CWC managing the CWC Funds (and Soledad with respect to Global Dividend). The Board compared the expected fees and expenses of the CWC Funds (including the advisory and sub-advisory fees) to other funds comparable to it in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to CWC under the proposed Investment Advisory Agreement, while not the highest in the respective categories of the CWC Funds, was slightly above average in the respective categories. Based on estimated asset levels for each of the Funds, the Board observed that any anticipated profits to

2012 Semi-Annual Report 26

Additional Information - continued

CWC and Soledad were reasonable. The Board also determined that these advisory fees were within an acceptable range in light of the services to be rendered by CWC. The Board also considered that the CWC Funds' anticipated expense ratios were generally comparable to those of similar funds. In light of the obligation of CWC to assume most of the operational expenses of the CWC Funds, the Board also determined that the overall fee arrangements for CWC with respect to the CWC Funds were fair and reasonable. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CWC (and in turn by CWC to Soledad for Global Dividend) by each of the CWC Funds were fair and reasonable.

(iv) The extent to which economies of scale would be realized as the CWC Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the CWC Funds' investors. In this regard, the Board considered the CWC Funds' fee arrangements with CWC, as well as those of the Global Dividend Fund with respect to the fees payable to Soledad. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that under a Service Agreement, CWC was obligated to pay certain of each of the CWC Fund's operating expenses which had the effect of limiting the overall fees paid by the CWC Funds. The Board noted that the sub-advisory fee payable to Soledad would remain the same at all asset levels. Following further discussion of the CWC Funds' projected asset levels, expectations for growth, and levels of fees, the Board determined that the CWC Funds' fee arrangements with CWC were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by CWC and Soledad.

(v) Brokerage and portfolio transactions. In regard to brokerage and portfolio transactions, the Board considered CWC's and Soledad's standards for seeking best execution and the relevancy of those standards to the strategies that would be employed in managing the CWC Funds. After further review, the Board determined that CWC's and Soledad's practices regarding brokerage and portfolio transactions were satisfactory.

(vi) Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the CWC Funds; the basis of decisions to buy or sell securities for the CWC Funds; the method for bunching of portfolio securities transactions; the substance and administration of CWC's and Soledad's Code of Ethics and other relevant policies described in the CWC's and Soledad's Form ADV. Following further consideration and discussion, the Board indicated that CWC's and Soledad's standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session to discuss the approval of the Agreements. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board’s consensus (including a majority of the independent Trustees) that the fees to be paid to the Advisor and Sub-Advisor, pursuant to the Agreements, were reasonable, that the overall arrangement provided under the terms of the Agreements were reasonable business arrangements, and that the approval of the Agreements was in the best interest of the Funds’ shareholders.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

Christopher Weil & Company, Inc., the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.cweil.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2012 Semi-Annual Report 27

Additional Information - continued

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

2012 Semi-Annual Report 28

Investment Advisor
Christopher Weil & Company, Inc.

Sub-Advisor
Soledad Investment Management, LLC
(Christopher Weil & Company Global Dividend Fund only)

Custodian
US Bank N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Transfer Agent
Mutual Shareholder Services, L.L.C.

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund and the Christopher Weil & Company Global
Dividend Fund. This report is not intended for distribution to prospective investors in the
Funds, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds
12555 High Bluff Drive, Suite 180
San Diego, California 92130
1-888-550-9266 OR 1-800-355-9345
www.cweil.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/3/12

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/3/12